December 28, 1998

                          Supplement to Prospectus for
             Pioneer Short-Term Income Trust (Class A and B Shares)
                              dated March 30, 1998
                Pioneer Short-Term Income Trust (Class Y Shares)
                               dated April 9, 1998

The  following   information   supplements  the  corresponding  section  of  the
Prospectus. Please consult the Prospectus for the full text of the revised section.

INVESTMENT POLICIES

Quality

Under normal circumstances, the Trust invests at least 90% of its total assets in debt securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities that are rated in the four highest grades by the nationally recognized securities rating organizations or unrated securities determined by Pioneer Investment Management, Inc., ("Pioneer Investments") the Trust's investment adviser, to be of comparable quality and comparably rated commercial paper and cash and cash equivalents. No more than 10% of the Trust's total assets may be invested in securities that are rated below investment grade.

Maturity

The average life of the Trust's portfolio will be in the 1 to 5 year range, and the average life of any single issuer will be no greater than 10 years.

Asset Segregation

The Investment Company Act of 1940 (the "1940 Act") requires that the Trust segregate assets in connection with certain types of transactions. If the Trust enters into a transaction requiring segregation, the custodian or Pioneer Investments will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

MANAGEMENT OF THE FUND

As of December 2, 1998, day-to-day management of the Trust is the responsibility of a team of fixed income portfolio managers and analysts supervised by Sherman
B. Russ and Kenneth J. Taubes. Mr. Russ and Mr. Taubes are jointly responsible for overseeing Pioneer Investments' U.S. and global fixed income team. Mr. Russ is a senior vice president of Pioneer Investments. He joined Pioneer Investments in 1983 and has been an investment professional since 1962. Mr. Taubes joined Pioneer Investments as a senior vice president in September 1998 and has been an investment professional since 1986. Prior to joining Pioneer Investments, Mr. Taubes had served since 1991 as a senior vice president and senior portfolio manager for several Putnam Investments institutional accounts and mutual funds.

                                                                       1298-5971
                                             (C) Pioneer Funds Distributor, Inc.